UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

GREENPRO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-38308	98-1146821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B-23A-02, G-Vestor Tower

Pavilion Embassy, 200 Jalan Ampang

50450 W.P. Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

(60) 3 8408-1788

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GRNQ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Subscription Agreement

On June 30, 2026, Greenpro Capital Corp. (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with its Chief Executive Officer, President and Director, Mr. Lee Chong Kuang, (the “Purchaser”) providing for the private placement of 65,591 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), at a per share purchase price of $1.5246 (the “Offering”) for aggregate gross proceeds of $100,000. The Offering closed on June 30, 2026. Following completion of the Offering, the Company had a total of 18,127,663 shares of Common Stock issued and outstanding, and Mr. Lee holds directly 1,940,884 shares or 10.71% of the Company’s outstanding Common Stock. As of June 30, 2026, Mr. Lee and his spouse, Ms. Yap Pei Ling, held an aggregate of 2,106,799 shares, representing approximately 11.62% of the Company’s outstanding Common Stock, consisting of 1,940,884 shares held directly by Mr. Lee and 165,915 shares held by Ms. Yap Pei Ling.

The issuance of shares of Common Stock pursuant to the Subscription Agreement was made in reliance upon the exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, (the “Securities Act”) and Regulation D and/or Regulation S promulgated under the Securities Act. The Company believes the exemptions provided by Section 4(a)(2) and Regulation D, and/or Regulation S of the Securities Act were available because the offering did not involve a public offering and the Purchaser in the Offering represented that he is an “accredited investor” within the meaning of Rule 501(a) of Regulation D and/or is not a “U.S. person” as defined in Regulation S.

No underwriters were involved in the offer and sale of the Common Stock in the Offering. We plan to use the proceeds of the Offering for operating capital.

Item 3.02 Unregistered Sale of Equity Securities

The information contained above under Item 1.01, to the extent applicable, is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Subscription Agreement, dated June 30, 2026, by and between Greenpro Capital Corp. and Lee Chong Kuang

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENPRO CAPITAL CORP.

Date: July 6, 2026	By:	/s/ Loke Che Chan Gilbert
	Name:	Loke Che Chan Gilbert
	Title:	Chief Financial Officer, Secretary, Treasurer and Director